Exhibit 99.1

NextBoat Appoints Former Fanatics Executive Alex Dean as Chief Operating Officer

Seasoned executive with a history of transforming operations joins to drive execution and growth

Wilmington, NC – ACCESS Newswire – November 12, 2026 – NextBoat Inc. (NYSE American: NXB) (“NextBoat” or the “Company”) today announced that Alex Dean has joined the Company as Chief Operating Officer. Mr. Dean will report to Chief Executive Officer Ross Tannenbaum and will lead the Company’s operations, including the integration of its acquired businesses, as NextBoat focuses on disciplined execution and scalable growth heading into 2027.

Mr. Dean brings more than 20 years of experience transforming operations and building high-growth businesses across e-commerce, physical retail, licensing, merchandising and manufacturing. He joins NextBoat from Fanatics, where he held a series of senior leadership roles, most recently Vice President and General Manager of Racing, Entertainment & Golf. Throughout his career, he has led cross-functional teams to integrate acquired businesses, launch new divisions and scale them with full P&L accountability. Mr. Dean and Mr. Tannenbaum previously worked together for more than a decade at Dreams, Inc. and at Fanatics, which acquired Dreams in 2012. He holds a B.A. in Economics from Yale.

“Alex has a long record of building and transforming businesses, and over the many years we worked together, I saw him consistently deliver operational discipline and results,” said Ross Tannenbaum, Chief Executive Officer of NextBoat. “He pairs structure and accountability with an entrepreneurial approach. As NextBoat unifies its businesses and enters its next phase of growth, Alex is the right leader to run our operations.”

“NextBoat is at a pivotal stage, and I look forward to working alongside Ross once again to lead its next chapter,” said Mr. Dean. “The Company has a talented team, a growing technology-driven platform and a real opportunity to modernize how people buy and sell boats. My focus will be building the operating foundation that lets us scale, so our team can serve clients better and we can deliver for our shareholders.”

Building on Mr. Tannenbaum’s appointment as Chief Executive Officer in September 2026, Mr. Dean’s addition is part of the Company’s broader effort to strengthen its leadership team. With Mr. Dean leading operations, NextBoat expects to sharpen operational performance across its businesses and pursue disciplined growth in 2027.

About NextBoat Inc.

Founded in 2012, NextBoat Inc., previously known as Off The Hook YS Inc., is a vertically integrated, technology-driven marine platform, transforming how boats are bought, sold, financed, and serviced across the United States. Through proprietary technology, transaction data, financing capabilities, and a growing national acquisition network, the Company operates across boat brokerage, wholesale inventory acquisition, auctions, financing, and marine services. NextBoat’s ecosystem includes Off The Hook Yachts, Autograph Yacht Group, Azure Funding, and proprietary lead-generation platforms. Headquartered in Wilmington, North Carolina, NextBoat is rapidly expanding its national footprint and market share within the $57 billion U.S. marine industry.

Contact

Investor Relations

ir@nextboat.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws regarding NextBoat Inc. (“Company”), including, without limitation, statements regarding the Company’s business strategy, technology platform, market opportunity, planned operations, and expected results and benefits. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative of such terms thereof or other variations thereon or comparable terminology, although not all forward-looking statements contain these identifying words.

These forward-looking statements are based on the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond our control. Actual results, performance or achievements, including the timing of events, may differ materially from those expressed or implied by the forward-looking statements as a result of various risks and uncertainties, including those described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other subsequent filings with the SEC. Copies of these filings are available on the SEC’s website at www.sec.gov. Investors are cautioned that forward-looking statements are not guarantees of future performance, and are cautioned not to place undue reliance on any such forward-looking statements. The forward-looking statements made in this press release are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update, revise or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances occurring after the date such statements were made, except as required by applicable law.